UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Beavercreek, Ohio 45385

(Address of principal executive offices) (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2010 – June 30, 2011

Item 1. Reports to Stockholders.

☐	James Balanced: Golden Rainbow Fund

☐	James Small Cap Fund

☐	James Mid Cap Fund

☐	James Micro Cap Fund

☐	James Long-Short Fund

James Advantage Funds	Shareholder Letter
June 30, 2011 (Unaudited)

First, I’d like to thank you for helping us achieve a major milestone. This past year, the James Balanced, Golden Rainbow Fund crossed the significant threshold of $1 billion. As you know, in the past it had received some high honors from US News and World Report and Lipper. It seems as if others have noticed. This is good news for you, as the advisory fee rate dropped for assets in excess of $500 million and again for assets in excess of $1 billion .

We had other significant news this past year. We terminated the James Advantage Market Neutral Fund(JAMNX), in part so we could bring out our new fund, the James Advantage Long Short Fund(JAZZX). The Market Neutral Fund was a creature of the 90’s and wasn’t structured to give us the flexibility to adapt to evolving markets.

Despite worries about the economy, employment, inflation and the national debt, the market surged last year. Last year we said “When great fear is matched with exceptional prices and improving prospects, the stock market usually rises rapidly. We believe such an opportunity is slowly starting to build. It may take a few quarters to materialize, but we think another good buying opportunity will arise.” While volatile, both stocks and bonds advanced. It was a year for greater speculation as the Fed pumped money into the economy. Smaller stocks outperformed as did stocks with greater growth characteristics. Here, now is this year’s Annual Report to the James Advantage Funds’ shareholders.

The Market Over the Past Year

Commonly used as a barometer of the stock market, the S&P 500 rose by 30.68 percent over the twelve months ending June 30, 2011, an excellent year. The Dow Jones Industrials rose about the same, 30.36 percent, while smaller capitalization stocks, represented by the Russell 2000, jumped 37.38 percent.

This last year was pretty good for internet stocks, energy stocks and some basic material stocks. It wasn’t a great year for thrift, financial service or gold stocks.

The bond market offered much more sedate returns. The Barclay’s Intermediate Gov/Credit Index, a broad measure of high grade U.S. fixed income securities, returned 3.37%. Rising inflation gave a scare to the bond market for a while, but the continued economic weakness helped bonds rebound. Many pundits had expected rates to rise rapidly all year long. We are glad we follow our own research.

Investment Goals and Objectives

James Investment Research has a long history of value investing and we do not drift from our style because the markets are temporarily moving in one direction or another. We believe that value investing will outperform over the long run and that value stocks will hold up better than growth or speculative stocks in difficult markets.

The objectives of our Funds are stated in the Prospectus, and each Fund has a benchmark that the portfolio management team strives to beat. This is not always going to happen, but if we can outperform over the long run without deviating from our stated objectives and style, we believe we will be serving our shareholders well.

Investment Philosophy

We believe our research team is among the best in the business. We have a very sophisticated process that is both quantitative and qualitative. We have an investment committee that adds wisdom and experience to the quantitative work and we have evolved a process that we believe is unparalleled in our profession. However, all this is built on a strong foundation of value investing. Our modeling and our fundamental analysis is premised on our conclusion that the preponderance of evidence shows value stocks outperform growth stocks over the long run.

We believe that by preserving capital in declining markets and by holding undervalued stocks we can accomplish what our clients and shareholders want, consistent returns that will outperform the benchmarks.

Fund Performance

The Balanced: Golden Rainbow Fund Class A shares rose 15.01% over the twelve months ending June 30, 2010. Its benchmark, comprised of the Russell 2000 Index, the S&P 500 Index and the Barclays Intermediate Government/Credit Bond Index, rose by 18.40%. The Fund lagged its benchmark, as value stocks lagged growth stocks and the low allocation to equities slowed performance as the market rose. The portfolio has kept very modest levels of equities throughout the year, but has pulled back some when we saw risk levels rise. In addition, we have lowered risks in the bond portfolio by adding shorter maturity bonds as well as some high quality international bonds. The flexibility the Fund offers to adjust equity levels and bond durations was of great help this past year.

Annual Report | June 30, 2011	1

Shareholder Letter	James Advantage Funds
June 30, 2011 (Unaudited)

The James Small Cap Fund rose strongly, advancing 36.59% over the fiscal year versus 37.41% for the Russell 2000, its benchmark. Value oriented stocks underperformed this last year, as earnings growth and speculative trends favored growth stocks. Still, since we also consider earnings along with valuations, the portfolio performed well.

Finally, the James Mid Cap Fund advanced 32.97%, almost matching its benchmark, the S&P Mid Cap 400, which rose 33.44%. The Fund was affected by the same factors as the other James Funds for most of the fiscal year. We expect the Mid Cap Fund to improve its performance relative to the benchmark, as our research leads us to believe that our bargain approach is beginning to outperform again.

The James Micro Cap Fund started on July 1, 2010 and returned 19.10% for the year. This fund focused on companies that are less than $250 million in size. As such, the results will be volatile and we don’t expect them to correlate well with any particular index. For comparison’s sake though, the benchmark, the Russell Micro Cap index, returned 33.91 percent for the year. We attribute much of the lag compared with the benchmark to cash inflows while the market was running. Of course, investing in micro cap stocks is more time intensive than investing in larger capitalization stocks.

Please see the following charts for longer term comparisons for all our funds.

Expectations for the Future

The great engine of our economy, consumer spending, is said to represent about 70 percent of our GDP. It is therefore a concern to report slowing in this sector. With 9.1 percent unemployment and higher prices for food and energy, it is natural that consumers would spend less. Some reports show consumer purchases for the second quarter of this year to be at the weakest level since June 2010. The saving rate has risen modestly, to 5 percent, building assets for the future. The FED reports core inflation rose again in May at a 0.3 percent rate, the largest one-month gain since October 2009. Cars and light truck sales were running at an 11.8 million annual rate, down from 13.1 million in the previous month.

Offsetting these gloomy figures are more encouraging data relating to industrial production. We even have seen an increased demand for commercial and industrial facilities in our local area and county sales tax revenue has been rising. Ohio is one of the industrialized states that suffered the most in the recession and it is encouraging to see some revival.

In viewing prospects for the US economy, we have in the past put the odds of a strong recovery at about 10%, and an economy which was “bumping along the bottom” at 60%. We still believe the odds of another recession to be not much over 30%, but they are beginning to rise in view of the global slowdown. U.S. debt limit problems fill the media but have been somewhat ignored by Wall Street, which appears to believe constraints on government size and spending to be beneficial. In the face of these problems, we are optimistic for the future but believe a conservative allocation is prudent for the present.

Barry R. James, CFA, CIC

President

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
June 30, 2011 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow - Retail Class	15.01%	6.38%	7.55%	8.39%
Standard & Poor’s 500® Index	30.69%	2.94%	2.72%	8.63%
Russell 2000® Index	37.41%	4.08%	6.27%	9.82%
Barclays Capital Intermediate Government/Credit Index	3.77%	6.08%	5.34%	6.33%
Blended Index(1)	18.40%	5.39%	5.44%	8.23%
James Balanced: Golden Rainbow - Institutional Class	15.27%	N/A	N/A	17.91%
Standard & Poor’s 500® Index	30.69%	N/A	N/A	34.02%
Russell 2000® Index	37.41%	N/A	N/A	43.59%
Barclays Capital Intermediate Government/Credit Index	3.77%	N/A	N/A	6.11%
Blended Index(1)	18.40%	N/A	N/A	22.03%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital Intermediate Government/Credit Index.
(2)	Retail Class inception was July 1, 1991. Institutional Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated May 23, 2011, was 1.20% for the Retail Class and 1.07% for the Institutional Class.

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund and Russell 2000® Index Average Annual Total Returns

	1 Year	5 Years	10 Years
James Small Cap Fund	36.59%	1.03%	9.19%
Russell 2000® Index	37.41%	4.08%	6.27%

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated May 23, 2011, was 1.50%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500 Index, Russell 2000 Index, Barclay’s Capital Intermediate Government/Credit Index, S&P Mid Cap 400 Index, and Russell Micro Cap Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2011	3

Growth of $10,000 Charts	James Advantage Funds
June 30, 2011 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund and S&P Mid Cap 400® Index Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Mid Cap Fund	32.97%	2.99%	2.99%
S&P Mid Cap 400® Index	33.44%	4.63%	4.63%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated May 23, 2011, was 1.50%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund and Russell Micro Cap Index Cumulative Total Returns

Since Inception*(1)
James Micro Cap Fund	19.10%
Russell Micro Cap Index	33.91%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated May 23, 2011 was 1.50%.

*	Returns are not annualized.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500 Index, Russell 2000 Index, Barclay’s Capital Intermediate Government/Credit Index, S&P Mid Cap 400 Index, and Russell Micro Cap Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesfunds.com

James Advantage Funds	Representation of Schedules of Investments
June 30, 2011 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)

James Long-Short Fund - Industry Sector Allocation (% of Net Assets)

(Cash, Cash Equivalents and Other Assets in Excess of Liabilities not included)

James Small Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Mid Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Micro Cap Fund - Industry Sector Allocation

(% of Net Assets)

Annual Report | June 30, 2011	5

Disclosure of Fund Expenses	James Advantage Funds
June 30, 2011 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2011 through June 30, 2011.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2011(a)	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.11%	$1,000.00	$1,035.00	$5.60
Retail Class Hypothetical (5% return before expenses)	1.11%	$1,000.00	$1,019.29	$5.56

Institutional Class Actual	0.86%	$1,000.00	$1,036.20	$4.34
Institutional Class Hypothetical (5% return before expenses)	0.86%	$1,000.00	$1,020.53	$4.31

James Small Cap Fund
Actual	1.50%	$1,000.00	$1,123.20	$7.90
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Mid Cap Fund
Actual	1.50%	$1,000.00	$1,059.60	$7.66
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Micro Cap Fund
Actual	1.50%	$1,000.00	$1,027.60	$7.54
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Long-Short Fund(c)
Actual	1.50%	$1,000.00	$1,010.00	$1.57
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365. Note the expense example is typically based on a six-month period.

(c)	The James Long-Short Fund began offering shares on May 23, 2011.

6	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2011

Shares or Principal Amount		Value
COMMON STOCKS-34.3%
	Basic Materials-4.3%
138,000	Barrick Gold Corp.	$6,250,020
160,000	Buckeye Technologies, Inc.	4,316,800
27,000	Cabot Corp.	1,076,490
29,000	E.I. du Pont de Nemours & Co.	1,567,450
40,000	FMC Corp.	3,440,800
95,000	Innophos Holdings, Inc.	4,636,000
53,500	Lubrizol Corp.	7,183,445
130,000	Newmont Mining Corp.	7,016,100
295,040	PolyOne Corp.	4,564,269
65,000	PPG Industries, Inc.	5,901,350
5,000	Terra Nitrogen Co. LP	687,550

		46,640,274

	Consumer, Cyclical-3.5%
5,000	AutoZone, Inc.*	1,474,250
10,000	BJ’s Wholesale Club, Inc.*	503,500
56,500	DineEquity, Inc.*	2,953,255
7,500	DIRECTV, Class A*	381,150
214,070	Dollar Tree, Inc.*	14,261,344
385,000	Ford Motor Co.*	5,309,150
66,730	Jakks Pacific, Inc.*	1,228,499
85,000	Macy’s, Inc.	2,485,400
19,797	Moody’s Corp.	759,215
75,000	RR Donnelley & Sons Co.	1,470,750
580,000	Sinclair Broadcast Group, Inc., Class A	6,368,400

		37,194,913

	Consumer, Non-cyclical-4.6%
248,000	Archer-Daniels-Midland Co.	7,477,200
28,000	Corn Products International, Inc.	1,547,840
60,900	Darling International, Inc.*	1,077,930
61,500	Forest Laboratories, Inc.*	2,419,410
73,000	Fresh Del Monte Produce, Inc.	1,946,910
200,000	Hi-Tech Pharmacal Co., Inc.*	5,786,000
74,140	LifePoint Hospitals, Inc.*	2,897,391
143,000	Merck & Co., Inc.	5,046,470
25,000	Mylan, Inc.*	616,750
335,000	Pfizer, Inc.	6,901,000
35,000	Ruddick Corp.	1,523,900
2,300	Seaboard Corp.	5,561,400
75,000	Tupperware Brands Corp.	5,058,750
28,000	UnitedHealth Group, Inc.	1,444,240

		49,305,191

	Energy-4.0%
76,500	Apache Corp.	9,439,335
83,280	Chevron Corp.	8,564,515
93,500	Devon Energy Corp.	7,368,735
55,300	Exxon Mobil Corp.	4,500,314
20,000	Frontier Oil Corp.	646,200
113,000	Newfield Exploration Co.*	7,686,260
93,760	Pioneer Southwest Energy Partners LP	2,633,718

Annual Report | June 30, 2011	7

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2011

Shares or Principal Amount		Value
	Energy (continued)
40,000	Rowan Cos., Inc.*	$1,552,400

		42,391,477

	Financial-5.3%
167,600	Advance America Cash Advance Centers, Inc.	1,154,764
225,000	American Financial Group, Inc.	8,030,250
109,346	AmTrust Financial Services, Inc.	2,490,902
35,000	Annaly Capital Management, Inc., REIT	631,400
342,000	Brookfield Office Properties, Inc., REIT	6,593,760
79,000	Capital One Financial Corp.	4,081,930
41,000	CBL & Associates Properties, Inc., REIT	743,330
209,000	EZCORP, Inc., Class A*	7,435,175
241,000	FBL Financial Group, Inc., Class A	7,748,150
245,000	First Industrial Realty Trust, Inc., REIT*	2,805,250
25,000	Home Properties, Inc., REIT	1,522,000
69,500	Nelnet, Inc., Class A	1,533,170
35,000	Post Properties, Inc., REIT	1,426,600
311,060	Rent-A-Center, Inc.	9,505,993
22,000	Unum Group	560,560

		56,263,234

	Industrial-3.4%
60,000	Ampco-Pittsburgh Corp.	1,407,000
219,300	CSX Corp.	5,750,046
85,500	Cummins, Inc.	8,848,395
19,200	Deere & Co.	1,583,040
66,000	Eaton Corp.	3,395,700
23,320	GrafTech International, Ltd.*	472,697
58,110	Greif, Inc., Class A	3,778,893
3,000	Joy Global, Inc.	285,720
6,000	Littelfuse, Inc.	352,320
296,800	Omnova Solutions, Inc.*	2,065,728
182,500	Sturm Ruger & Co., Inc	4,005,875
68,000	TRW Automotive Holdings Corp.*	4,014,040

		35,959,454

	Technology-5.5%
318,000	Amkor Technology, Inc.*	1,962,060
14,000	Arrow Electronics, Inc.*	581,000
80,000	Avnet, Inc.*	2,550,400
14,000	Biogen Idec, Inc.*	1,496,880
11,000	Computer Sciences Corp.	417,560
191,910	Deluxe Corp.	4,742,096
149,260	Hewlett-Packard Co.	5,433,064
96,000	Integrated Silicon Solution, Inc.*	928,320
75,000	International Business Machines Corp.	12,866,250
50,000	Lexmark International, Inc., Class A*	1,463,000
61,840	Northrop Grumman Corp.	4,288,604
8,000	SYNNEX Corp.*	253,600
130,920	Triumph Group, Inc.	13,037,014
239,500	Western Digital Corp.*	8,713,010

		58,732,858

8	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2011

Shares or Principal Amount		Value
	Utilities-3.7%
115,000	American Electric Power Co., Inc.	$4,333,200
205,000	AT&T, Inc.	6,439,050
204,550	BCE, Inc.	8,036,769
187,962	CenturyLink, Inc.	7,599,304
24,500	Chesapeake Utilities Corp.	980,735
100,000	Cleco Corp.	3,485,000
51,840	DTE Energy Co.	2,593,037
52,580	Edison International	2,037,475
53,800	IDT Corp., Class B	1,453,676
42,000	NorthWestern Corp.	1,390,620
18,800	OGE Energy Corp.	946,016
10,000	Oneok, Inc.	740,100

		40,034,982

TOTAL COMMON STOCKS
(Cost $263,420,120)		366,522,383

CLOSED-END FUNDS-0.1%
11,500	Nuveen Ohio Quality Income Municipal Fund, Inc.	178,710
50,000	Nuveen Premium Income Municipal Fund 2	678,500

		857,210

TOTAL CLOSED-END FUNDS
(Cost $835,119)		857,210

EXCHANGE TRADED FUNDS-1.5%
50,000	iShares® Cohen & Steers Realty Majors Index Fund	3,625,500
6,000	iShares® Dow Jones US Financial Sector Index Fund	338,100
45,000	iShares® MSCI Canada Index Fund	1,425,150
20,000	iShares® MSCI Chile Investable Market Index Fund	1,507,400
62,000	iShares® MSCI Japan Index Fund	646,660
100,000	iShares® MSCI Singapore Index Fund	1,373,000
19,000	iShares® MSCI South Korea Index Fund	1,235,000
17,000	iShares® MSCI Turkey Index Fund	1,013,200
10,000	iShares® S&P National Municipal Bond Fund	1,035,100
65,000	iShares® Silver Trust Index Fund*	2,200,250
20,000	Market Vectors Agribusiness ETF	1,075,800

		15,475,160

TOTAL EXCHANGE TRADED FUNDS
(Cost $13,336,134)		15,475,160

EXCHANGE TRADED NOTES-0.0%(a)
3,200	iPATH® S&P 500® VIX Mid-Term Futures ETN*	161,184

TOTAL EXCHANGE TRADED NOTES
(Cost $233,978)		161,184

PREFERRED STOCKS-0.0%(a)
	Financial-0.0%(a)
4,000	General Electric Capital Corp., 6.000%	102,560

Annual Report | June 30, 2011	9

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2011

Shares or Principal Amount		Value
	Utilities-0.0%(a)
5,000	AT&T, Inc., 6.375%	$133,750

TOTAL PREFERRED STOCKS

(Cost $230,050)		236,310

CORPORATE BONDS-3.9%
	Basic Materials-0.6%
$5,000,000	E.I. du Pont de Nemours & Co., 2.750%, 4/1/16	5,100,530
1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,714,059

		6,814,589

	Consumer, Cyclical-0.3%
785,000	McDonald’s Corp., 5.700%, 2/1/39	845,859
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,000,128

		2,845,987

	Consumer, Non-cyclical-0.3%
3,000,000	The Hershey Co., 4.125%, 12/1/20	3,067,332

	Financial-1.7%
2,500,000	Citigroup, Inc., 2.875%, 12/9/11	2,529,485
3,000,000	Countrywide Financial Corp., 5.800%, 6/7/12	3,129,357
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,264,034
5,000,000	Morgan Stanley & Co., 3.450%, 11/2/15	4,950,705
5,000,000	U.S. Bancorp, 2.250%, 3/13/12	5,071,230

		17,944,811

	Industrial-0.2%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,278,677
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,429,933

		2,708,610

	Technology-0.8%
5,000,000	Hewlett-Packard Co., 3.750%, 12/1/20	4,857,975
3,700,000	Microsoft Corp., 5.200%, 6/1/39	3,734,732

		8,592,707

TOTAL CORPORATE BONDS

(Cost $40,444,423)		41,974,036

U.S. GOVERNMENT AGENCIES-1.3%
	GNMA - Mortgage Backed Securities-1.3%
9,864,279	4.000%, 12/20/40, Pool #4882	10,029,713
2,283,716	4.000%, 7/15/25, Pool #745185	2,413,732
1,705,327	4.500%, 1/15/40, Pool #723606	1,802,673

		14,246,118

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $14,132,927)		14,246,118

U.S. TREASURY BONDS & NOTES-49.6%
	U.S. Treasury Bonds-5.1%
35,000,000	3.125%, 5/15/21	34,874,350
23,000,000	3.500%, 2/15/39	19,754,838

		54,629,188

	U.S. Treasury Inflation Indexed Notes-3.4%
9,742,513	2.500%, 7/15/16	11,142,999

10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2011

Shares or Principal Amount		Value
	U.S. Treasury Inflation Indexed Notes (continued)
$12,343,295	1.625%, 1/15/18	$13,567,021
10,398,200	1.375%, 1/15/20	11,139,072

		35,849,092

	U.S. Treasury Notes-41.1%
15,000,000	4.875%, 2/15/12	15,441,210
5,000,000	1.375%, 5/15/12	5,050,390
87,000,000	0.750%, 5/31/12	87,421,080
5,000,000	0.625%, 1/31/13	5,019,335
54,300,000	3.875%, 2/15/13	57,352,258
65,000,000	1.125%, 6/15/13	65,832,650
20,000,000	2.625%, 12/31/14	21,075,000
20,000,000	2.000%, 1/31/16	20,378,120
48,000,000	4.625%, 2/15/17	54,720,000
15,400,000	3.500%, 2/15/18	16,508,076
90,000,000	2.750%, 2/15/19	90,808,560

		439,606,679

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $517,524,655)		530,084,959

FOREIGN BONDS-3.8%
	Australia Government-1.0%
AUD 10,000,000	5.250%, 3/15/19	10,802,372

	Canada Government-1.0%
CAD 5,000,000	3.750%, 6/1/19	5,503,136
CAD 5,000,000	3.500%, 6/1/20	5,378,299

		10,881,435

	Netherlands Government-0.5%
EUR 3,000,000	4.000%, 7/15/19	4,618,985

	Norway Government-0.4%
NOK 21,000,000	4.500%, 5/22/19	4,231,089

	Sweden Government-0.9%
SEK 52,000,000	5.000%, 12/1/20	9,614,311

TOTAL FOREIGN BONDS

(Cost $36,423,950)		40,148,192

MUNICIPAL BONDS-2.5%
	California-0.1%
1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, 4.750%, 6/1/31	1,000,980

	Colorado-0.1%
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, 5.000%, 12/1/26	1,052,090

	Florida-0.1%
1,000,000	Florida State Board of Education Cap Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,024,880

	Georgia-0.3%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,137,700

Annual Report | June 30, 2011	11

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2011

Shares or Principal Amount		Value
	Illinois-0.2%
$500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building), 5.500%, 2/1/28	$528,455
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,004,390

		1,532,845

	Louisiana-0.1%
1,000,000	East Baton Rouge Sewerage Commission Revenue Bonds, Series A, 5.125%, 2/1/29	1,060,080

	Massachusetts-0.1%
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, 5.250%, 8/1/22	1,118,680

	Michigan-0.1%
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), 5.000%, 5/1/32	1,006,950

	Ohio-1.1%
4,620,000	Columbus City School District Taxable Facilities & Improvement Build America Bonds, Series B, 6.150%, 12/1/33	4,702,975
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), 5.000%, 12/1/33	1,114,201
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), 5.000%, 12/1/26	530,810
1,000,000	Ohio State University General Recipients Revenue Bonds, 4.910%, 6/1/40	950,100
1,000,000	Ohio State University General Recipients Revenue Bonds, Series A, 5.000%, 12/1/28	1,056,930
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	563,235
1,000,000	State of Ohio General Obligation Unlimited Bonds, Series A, 5.375%, 9/1/28	1,081,990
2,000,000	State of Ohio General Obligation Unlimited Bonds, Series B, 5.000%, 2/1/22	2,119,040

		12,119,281

	Texas-0.3%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/37	1,022,520
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/1/37	1,022,870
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/38	512,495
1,000,000	Tyler Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/15/34	1,034,040

		3,591,925

TOTAL MUNICIPAL BONDS
(Cost $25,894,038)		26,645,411

TOTAL INVESTMENT SECURITIES-97.0%
(Cost $912,475,394)		1,036,350,963
OTHER ASSETS IN EXCESS OF LIABILITIES-3.0%		32,215,544

NET ASSETS-100.0%		$1,068,566,507

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2011

AUD - Australian Dollar

CAD - Canadian Dollar

ETN - Exchange Traded Note

ETF - Exchange Traded Fund

EUR - Euro

GNMA - Government National Mortgage Association

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NOK - Norwegian Krone

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

SEK - Swedish Krona

VIX - Volatility Market Index, a key measure of market expectations of near-term volatility conveyed by S&P500 stock index option prices.

Foreign Bonds Securities Allocation
% of net assets
Asia - Pacific	1.0%
Europe	1.3%
Europe - Euro	0.4%
North America	1.0%

3.7%

See Notes to Financial Statements.

Annual Report | June 30, 2011	13

Schedule of Investments	James Small Cap Fund
June 30, 2011

Shares or Principal Amount		Value
COMMON STOCKS-92.6%
	Basic Materials-13.6%
20,425	Arch Chemicals, Inc.	$703,437
157,545	Boise, Inc.	1,227,276
60,150	Buckeye Technologies, Inc.	1,622,847
13,480	Fuwei Films Holdings Co., Ltd.*	40,440
490	Great Northern Iron Ore Properties	50,803
55,825	Innophos Holdings, Inc.	2,724,260
21,075	Innospec, Inc.*	708,331
9,701	Material Sciences Corp.*	70,332
12,115	Materion Corp.*	447,892
3,825	Mercer International, Inc.*	38,556
4,594	Neenah Paper, Inc.	97,760
139,990	PolyOne Corp.	2,165,645
11,220	Quaker Chemical Corp.	482,572
8,260	Rock-Tenn Co., Class A	547,968
1,039	Southwall Technologies, Inc.*	13,071
2,395	Universal Stainless & Alloy*	111,990

		11,053,180

	Consumer, Cyclical-10.4%
3,228	Casual Male Retail Group, Inc.*	13,396
28,280	The Cato Corp., Class A	814,464
21,895	Cumulus Media, Inc., Class A*	76,633
3,378	Destination Maternity Corp.	67,492
29,245	Domino’s Pizza, Inc.*	738,144
4,585	Dorman Products, Inc.*	181,474
1,575	Flexsteel Industries, Inc.	22,916
8,550	Friedman Industries, Inc.	91,570
15,540	G-III Apparel Group, Ltd.*	535,819
2,535	Global Traffic Network, Inc.*	29,127
18,800	Jakks Pacific, Inc.*	346,108
8,156	Motorcar Parts of America, Inc.*	122,422
6,535	PC Connection, Inc.*	54,110
30,320	Polaris Industries, Inc.	3,370,674
9,190	PRIMEDIA, Inc.	64,790
8,705	Rocky Brands, Inc.*	107,420
164,120	Sinclair Broadcast Group, Inc., Class A	1,802,038
2,110	Susser Holdings Corp.*	33,169

		8,471,766

	Consumer, Non-cyclical-8.5%
56,780	Ariad Pharmaceuticals, Inc.*	643,317
53,995	Bridgepoint Education, Inc.*	1,349,875
3,960	Carriage Services, Inc.	22,453
2,184	Collectors Universe, Inc.	32,345
41,760	Cott Corp.*	351,202
20,840	Darling International, Inc.*	368,868
44,080	Elizabeth Arden, Inc.*	1,279,642
13,320	Five Star Quality Care, Inc.*	77,389
22,080	Helen of Troy, Ltd.*	762,422
8,240	Hi-Tech Pharmacal Co., Inc.*	238,383
34,960	LifePoint Hospitals, Inc.*	1,366,237
2,880	Lifetime Brands, Inc.	33,811
17,835	Metropolitan Health Networks, Inc.*	85,430

14	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2011

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
6,012	MGP Ingredients, Inc.	$52,365
6,395	Nutraceutical International Corp.*	98,355
1,930	The Providence Service Corp.*	24,415
12,580	Shamir Optical Industry, Ltd.	178,510

		6,965,019

	Energy-9.4%
3,170	Adams Resources & Energy, Inc.	80,835
20,355	Duncan Energy Partners LP	880,557
36,540	Gulfport Energy Corp.*	1,084,873
63,755	Pioneer Southwest Energy Partners LP	1,790,878
1,380	REX American Resources Corp.*	22,908
14,060	Royale Energy, Inc.*	39,227
81,430	Star Gas Partners LP	435,651
20,550	Sunoco Logistics Partners LP	1,770,382
32,880	W&T Offshore, Inc.	858,826
177,667	Warren Resources, Inc.*	676,911

		7,641,048

	Financial-14.6%
162,970	Advance America Cash Advance Centers, Inc.	1,122,863
76,310	American Financial Group, Inc.	2,723,504
1,075	Arlington Asset Investment Corp., Class A	33,744
22,450	Crawford & Co., Class B	158,721
7,445	ePlus, Inc.*	196,846
32,075	EZCORP, Inc., Class A*	1,141,068
4,350	Farmers Capital Bank Corp.*	22,837
33,220	FBL Financial Group, Inc., Class A	1,068,023
21	Fidelity Southern Corp.*	144
48,670	FPIC Insurance Group, Inc.*	2,028,566
5,510	MainSource Financial Group, Inc.	45,733
16,420	Nelnet, Inc., Class A	362,225
4,735	Nicholas Financial, Inc.*	56,252
80,560	Rent-A-Center, Inc.	2,461,914
10,983	Southside Bancshares, Inc.	218,013
6,300	West Bancorporation, Inc.	55,503
3,490	World Acceptance Corp.*	228,839

		11,924,795

	Industrial-8.3%
10,782	A.T. Cross Co., Class A*	122,807
23,890	Alamo Group, Inc.	566,193
27,010	Altra Holdings, Inc.*	647,970
2,840	CAI International, Inc.*	58,674
4,975	Chase Corp.	83,381
8,626	Coleman Cable, Inc.*	126,716
107,875	DryShips, Inc.*	451,996
4,365	International Shipholding Corp.	92,887
9,675	Littelfuse, Inc.	568,116
10,910	LJ International, Inc.*	34,803
2,080	Miller Industries, Inc.	38,875
2,175	Park-Ohio Holdings Corp.*	45,980
54,720	Power-One, Inc.*	443,232
3,275	Sparton Corp.*	33,471

Annual Report | June 30, 2011	15

Schedule of Investments	James Small Cap Fund
June 30, 2011

Shares or Principal Amount		Value
	Industrial (continued)
2,545	Standex International Corp.	$78,055
75,437	Sturm Ruger & Co., Inc	1,655,842
63,680	Trimas Corp.*	1,576,080
5,664	UFP Technologies, Inc.*	107,163

		6,732,241

	Technology-15.9%
139,480	Amkor Technology, Inc.*	860,592
158,103	CGI Group, Inc., Class A*	3,897,239
11,725	China Techfaith Wireless Communication Technology, Ltd., ADR*	45,727
44,745	CSG Systems International, Inc.*	826,888
4,475	DDi Corp.	42,691
45,650	Deluxe Corp.	1,128,012
9,480	Emerson Radio Corp.*	19,529
6,145	Formula Systems 1985, Ltd., Sponsored ADR	104,957
16,075	GSI Technology, Inc.*	115,740
6,491	Integrated Silicon Solution, Inc.*	62,768
6,610	Intersections, Inc.	120,302
4,708	KEY Tronic Corp.*	21,421
1,157	LGL Group, Inc.*	11,234
29,867	Measurement Specialties, Inc.*	1,066,252
9,405	Nova Measuring Instruments, Ltd.*	95,179
9,680	Richardson Electronics, Ltd.	131,551
204,650	SMART Modular Technologies WWH, Inc.*	1,874,594
15,100	SMTC Corp.*	30,955
22,585	Triumph Group, Inc.	2,249,014
9,445	USA Mobility, Inc.	144,131
32,925	Westell Technologies, Inc., Class A*	117,542

		12,966,318

	Utilities-11.9%
30,745	Chesapeake Utilities Corp.	1,230,722
45,275	Cleco Corp.	1,577,834
53,805	El Paso Electric Co.	1,737,902
8,880	HickoryTech Corp.	105,494
41,790	IDACORP, Inc.	1,650,705
13,920	IDT Corp., Class B	376,118
34,835	NorthWestern Corp.	1,153,387
14,860	Portland General Electric Co.	375,661
5,305	SureWest Communications, Inc.	88,700
313,780	Vonage Holdings Corp.*	1,383,770

		9,680,293

TOTAL COMMON STOCKS
(Cost$52,498,418)		75,434,660

SHORT TERM INVESTMENTS-2.7%
$1,100,000	United States T-Bills, 7-Day Yield 0.020%(a)	1,099,875
1,100,000	United States T-Bills, 7-Day Yield 0.090%(a)	1,099,447

		2,199,322

TOTAL SHORT TERM INVESTMENTS
(Cost$2,199,434)		2,199,322

16	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2011

Value
TOTAL INVESTMENT SECURITIES-95.3%
(Cost $54,697,852)	$77,633,982
OTHER ASSETS IN EXCESS OF LIABILITIES-4.7%	3,870,831

NET ASSETS-100.0%	$81,504,813

*	Non-income producing security.
(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

ADR - American Depositary Receipt

LP - Limited Partnership

Ltd. - Limited

See Notes to Financial Statements.

Annual Report | June 30, 2011	17

Schedule of Investments	James Mid Cap Fund
June 30, 2011

Shares or Principal Amount		Value
COMMON STOCKS-93.7%
	Basic Materials-12.1%
4,000	Domtar Corp.	$378,880
2,500	FMC Corp.	215,050
3,000	Lubrizol Corp.	402,810
15,000	PolyOne Corp.	232,050
12,000	Silver Wheaton Corp.	396,000
		1,624,790

	Consumer, Cyclical-8.3%
3,000	Bristow Group, Inc.	153,060
4,000	Darden Restaurants, Inc.	199,040
7,000	Dollar Tree, Inc.*	466,340
15,000	RR Donnelley & Sons Co.	294,150
		1,112,590

	Consumer, Non-cyclical-16.3%
10,000	Bridgepoint Education, Inc.*	250,000
4,500	International Flavors & Fragrances, Inc.	289,080
10,000	LifePoint Hospitals, Inc.*	390,800
8,000	Ruddick Corp.	348,320
100	Seaboard Corp.	241,800
7,000	Tupperware Brands Corp.	472,150
10,000	Tyson Foods, Inc., Class A	194,200
		2,186,350

	Energy-13.1%
4,000	Cimarex Energy Co.	359,680
3,500	Energen Corp.	197,750
2,000	Ensco PLC, Sponsored ADR	106,600
4,000	HollyFrontier Corp.*	277,600
6,000	Newfield Exploration Co.*	408,120
10,000	W&T Offshore, Inc.	261,200
4,000	World Fuel Services Corp.	143,720
		1,754,670

	Financial-12.3%
8,500	American Financial Group, Inc.	303,365
12,500	Brookfield Office Properties, Inc., REIT	241,000
4,000	Home Properties, Inc., REIT	243,520
11,000	Nelnet, Inc., Class A	242,660
13,000	Rent-A-Center, Inc.	397,280
3,500	RLI Corp.	216,720
		1,644,545

	Industrial-11.6%
3,000	AGCO Corp.*	148,080
2,500	Greif, Inc., Class A	162,575
7,500	Jarden Corp.	258,825
2,000	Joy Global, Inc.	190,480
6,500	Timken Co.	327,600
8,000	TRW Automotive Holdings Corp.*	472,240
		1,559,800

18	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments
June 30, 2011

Shares or Principal Amount		Value
	Technology-9.3%
33,425	Amkor Technology, Inc.*	$206,232
7,500	Arrow Electronics, Inc.*	311,250
15,000	AVX Corp.	228,600
2,000	Computer Sciences Corp.	75,920
13,500	Deluxe Corp.	333,585
3,000	Lexmark International, Inc., Class A*	87,780

		1,243,367

	Utilities-10.7%
15,050	CMS Energy Corp.	296,335
4,825	DTE Energy Co.	241,346
8,000	NorthWestern Corp.	264,880
10,000	Portland General Electric Co.	252,800
7,000	Southwest Gas Corp.	270,270
25,000	Vonage Holdings Corp.*	110,250

		1,435,881

TOTAL COMMON STOCKS
(Cost $9,761,022)		12,561,993

EXCHANGE TRADED FUNDS-1.6%
3,000	iShares® Cohen & Steers Realty Majors Index Fund	217,530

TOTAL EXCHANGE TRADED FUNDS
(Cost $210,406)		217,530

TOTAL INVESTMENT SECURITIES-95.3%
(Cost $9,971,428)		12,779,523
OTHER ASSETS IN EXCESS OF LIABILITIES-4.7%		623,418

NET ASSETS-100.0%		$13,402,941

*	Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

Annual Report | June 30, 2011	19

Schedule of Investments	James Micro Cap Fund
June 30, 2011

Shares or Principal Amount		Value
COMMON STOCKS-94.2%
	Basic Materials-8.1%
25,000	Fuwei Films Holdings Co., Ltd.*	$75,000
870	Great Northern Iron Ore Properties	90,202
18,197	Material Sciences Corp.*	131,928
7,570	Mercer International, Inc.*	76,306
8,695	Neenah Paper, Inc.	185,030
2,026	Southwall Technologies, Inc.*	25,487
4,460	Universal Stainless & Alloy*	208,549

		792,502

	Consumer, Cyclical-13.4%
6,069	Casual Male Retail Group, Inc.*	25,186
43,240	Cumulus Media, Inc., Class A*	151,340
6,678	Destination Maternity Corp.	133,426
3,045	Flexsteel Industries, Inc.	44,305
15,900	Friedman Industries, Inc.	170,289
4,610	Global Traffic Network, Inc.*	52,969
15,155	Motorcar Parts of America, Inc.*	227,477
12,945	PC Connection, Inc.*	107,185
17,145	PRIMEDIA, Inc.	120,872
16,673	Rocky Brands, Inc.*	205,745
4,152	Susser Holdings Corp.*	65,269

		1,304,063

	Consumer, Non-cyclical-12.0%
9,840	Carriage Services, Inc.	55,793
4,379	Collectors Universe, Inc.	64,853
24,766	Five Star Quality Care, Inc.*	143,891
5,203	Lifetime Brands, Inc.	61,083
35,115	Metropolitan Health Networks, Inc.*	168,201
11,951	MGP Ingredients, Inc.	104,093
12,580	Nutraceutical International Corp.*	193,480
3,771	The Providence Service Corp.*	47,703
23,480	Shamir Optical Industry, Ltd.	333,181

		1,172,278

	Energy-4.3%
6,060	Adams Resources & Energy, Inc.	154,530
2,760	REX American Resources Corp.*	45,816
26,120	Royale Energy, Inc.*	72,875
37,805	Warren Resources, Inc.*	144,037

		417,258

	Financial-15.4%
2,270	Arlington Asset Investment Corp., Class A	71,255
42,040	Crawford & Co., Class B	297,223
14,620	ePlus, Inc.*	386,553
7,500	Farmers Capital Bank Corp.*	39,375
37	Fidelity Southern Corp.*	253
9,830	FPIC Insurance Group, Inc.*	409,715
10,920	MainSource Financial Group, Inc.	90,636
8,772	Nicholas Financial, Inc.*	104,211

20	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments
June 30, 2011

Shares or Principal Amount		Value
	Financial (continued)
11,730	West Bancorporation, Inc.	$103,341

		1,502,562

	Industrial-17.4%
20,106	A.T. Cross Co., Class A*	229,007
5,288	CAI International, Inc.*	109,250
9,385	Chase Corp.	157,293
17,030	Coleman Cable, Inc.*	250,171
8,625	International Shipholding Corp.	183,540
21,510	LJ International, Inc.*	68,617
4,095	Miller Industries, Inc.	76,535
4,240	Park-Ohio Holdings Corp.*	89,634
6,425	Sparton Corp.*	65,663
4,925	Standex International Corp.	151,050
5,400	Sturm Ruger & Co., Inc	118,530
10,584	UFP Technologies, Inc.*	200,249

		1,699,539

	Technology-17.6%
21,955	China Techfaith Wireless Communication Technology, Ltd., ADR*	85,625
8,710	DDi Corp.	83,093
18,635	Emerson Radio Corp.*	38,388
12,155	Formula Systems 1985, Ltd., Sponsored ADR	207,607
27,760	GSI Technology, Inc.*	199,872
12,758	Integrated Silicon Solution, Inc.*	123,370
12,420	Intersections, Inc.	226,044
9,229	KeyTronic Corp.*	41,992
2,309	LGL Group, Inc.*	22,420
17,480	Nova Measuring Instruments, Ltd.*	176,898
16,715	Richardson Electronics, Ltd.	227,157
29,920	SMTC Corp.*	61,336
61,275	Westell Technologies, Inc., Class A*	218,752

		1,712,554

	Utilities-6.0%
5,210	Chesapeake Utilities Corp.	208,556
16,660	HickoryTech Corp.	197,921
10,455	SureWest Communications, Inc.	174,808

		581,285

TOTAL COMMON STOCKS
(Cost $8,176,649)		9,182,041

SHORT TERM INVESTMENTS-2.1%
$100,000	United States T-Bills, 7-Day Yield 0.020%(a)	99,988
100,000	United States T-Bills, 7-Day Yield 0.090%(a)	99,950

		199,938

TOTAL SHORT TERM INVESTMENTS
(Cost $199,949)		199,938

Annual Report | June 30, 2011	21

Schedule of Investments	James Micro Cap Fund
June 30, 2011

Value
TOTAL INVESTMENT SECURITIES-96.3%
(Cost $8,376,598)	$9,381,979
OTHER ASSETS IN EXCESS OF LIABILITIES-3.7%	362,834

NET ASSETS-100.0%	$9,744,813

*	Non-income producing security.
(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

ADR - American Depositary Receipt

Ltd. - Limited

See Notes to Financial Statements.

22	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2011

Shares or Principal Amount		Value
COMMON STOCKS-52.3%
	Basic Materials-5.8%
6,140	Buckeye Technologies, Inc.(a)	$165,657
2,820	Freeport-McMoRan Copper & Gold, Inc.(a)	149,178
3,160	Innophos Holdings, Inc.(a)	154,208
10,250	PolyOne Corp.(a)	158,568

		627,611

	Consumer, Cyclical-8.2%
560	AutoZone, Inc.*(a)	165,116
2,415	Dollar Tree, Inc.*(a)	160,888
4,800	Moody’s Corp.(a)	184,080
14,890	Sinclair Broadcast Group, Inc., Class A(a)	163,492
3,540	Viacom, Inc., Class A(a)	203,479

		877,055

	Consumer, Non-cyclical-10.0%
2,620	Corn Products International, Inc.(a)	144,834
7,810	Darling International, Inc.*(a)	138,237
5,210	Eli Lilly & Co.(a)	195,531
3,105	Helen of Troy, Ltd.*(a)	107,216
9,500	Pfizer, Inc.(a)	195,700
2,840	UnitedHealth Group, Inc.(a)	146,487
1,900	WellPoint, Inc.(a)	149,663

		1,077,668

	Energy-6.0%
1,955	Chevron Corp.(a)	201,052
3,125	HollyFrontier Corp.*(a)	216,875
8,490	W&T Offshore, Inc.(a)	221,759

		639,686

	Financial-6.0%
33,700	Advance America Cash Advance Centers, Inc.(a)	232,193
4,125	Capital One Financial Corp.(a)	213,139
2,535	EZCORP, Inc., Class A*(a)	90,183
1,735	PNC Financial Services Group, Inc.(a)	103,423

		638,938

	Industrial-3.9%
885	Caterpillar, Inc.(a)	94,217
920	Cummins, Inc.(a)	95,211
1,870	Littelfuse, Inc.(a)	109,806
1,935	TRW Automotive Holdings Corp.*(a)	114,223

		413,457

	Technology-5.1%
8,640	Deluxe Corp.(a)	213,494
21,400	Integrated Silicon Solution, Inc.*(a)	206,938
715	Lockheed Martin Corp.(a)	57,894
3,260	Symantec Corp.*(a)	64,287

		542,613

Annual Report | June 30, 2011	23

Schedule of Investments	James Long-Short Fund
June 30, 2011

Shares or Principal Amount		Value
	Utilities-7.3%
3,465	BCE, Inc.(a)	$136,140
4,650	Exelon Corp.(a)	199,206
5,110	IDACORP, Inc.(a)	201,845
4,125	IDT Corp., Class B(a)	111,457
5,315	Portland General Electric Co.(a)	134,363

		783,011

TOTAL COMMON STOCKS
(Cost $5,379,540)		5,600,039

U.S. TREASURY BONDS & NOTES-39.8%
	U.S. Treasury Bonds-2.1%
$200,000	4.625%, 2/15/17(a)	228,000

	U.S. Treasury Notes-37.7%
4,000,000	1.375%, 5/15/12	4,040,312

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $4,271,867)		4,268,312

TOTAL INVESTMENT SECURITIES-92.1%
(Cost $9,651,407)		9,868,351
SEGREGATED CASH WITH BROKERS-19.3%		2,075,675
SECURITIES SOLD SHORT-(26.8)%
(Proceeds $(2,761,994))		(2,874,010)
OTHER ASSETS IN EXCESS OF LIABILITIES-15.4%		1,648,302

NET ASSETS-100.0%		$10,718,318

SCHEDULE OF SECURITIES SOLD SHORT
Shares		Value
COMMON STOCKS-(26.8)%
	Basic Materials-(3.0)%
(605)	Allied Nevada Gold Corp.	$(21,399)
(4,485)	Cemex SAB de CV, ADR	(38,571)
(5,165)	International Tower Hill Mines, Ltd.	(38,944)
(895)	Ivanhoe Mines, Ltd.	(22,644)
(335)	Molycorp, Inc.	(20,455)
(460)	Newcrest Mining, Ltd., Sponsored ADR	(18,630)
(2,110)	Northern Dynasty Minerals, Ltd.	(21,311)
(1,940)	Patriot Coal Corp.	(43,184)
(2,880)	Penn Virginia Corp.	(38,045)
(485)	United States Steel Corp.	(22,329)
(1,750)	Universal Forest Products, Inc.	(41,930)

		(327,442)

	Consumer, Cyclical-(2.6)%
(105)	Amazon.com, Inc.	(21,471)
(2,505)	Boyd Gaming Corp.	(21,793)
(315)	Charter Communications, Inc., Class A	(17,092)
(1,405)	Gaylord Entertainment Co.	(42,150)
(515)	Home Inns & Hotels Management, Inc., ADR	(19,591)
(1,400)	Imax Corp.	(45,402)
(3,700)	Liz Claiborne, Inc.	(19,795)

24	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2011

Shares		Value
	Consumer, Cyclical (continued)
(1,630)	Nintendo Co., Ltd., ADR	$(37,979)
(2,435)	Ryland Group, Inc.	(40,251)
(480)	Six Flags Entertainment Corp.	(17,976)

		(283,500)

	Consumer, Non-cyclical-(2.3)%
(1,660)	Ardea Biosciences, Inc.	(42,264)
(1,045)	Auxilium Pharmaceuticals, Inc.	(20,482)
(805)	comScore, Inc.	(20,849)
(1,995)	Emeritus Corp.	(42,394)
(710)	ExamWorks Group, Inc.	(18,027)
(720)	MAKO Surgical Corp.	(21,405)
(5,660)	Nektar Therapeutics	(41,148)
(1,180)	Onyx Pharmaceuticals, Inc.	(41,654)

		(248,223)

	Energy-(3.6)%
(615)	Amyris, Inc.	(17,275)
(1,325)	ATP Oil & Gas Corp.	(20,286)
(7,665)	Cal Dive International, Inc.	(45,837)
(545)	Carrizo Oil & Gas, Inc.	(22,754)
(520)	Cie Generale de Geophysique - Veritas, ADR	(19,022)
(3,355)	Clean Energy Fuels Corp.	(44,118)
(1,230)	Copano Energy LLC	(42,091)
(1,170)	Inergy LP	(41,371)
(800)	InterOil Corp.	(46,808)
(665)	Oasis Petroleum, Inc.	(19,737)
(4,080)	SandRidge Energy, Inc.	(43,493)
(1,060)	Talisman Energy, Inc.	(21,719)

		(384,511)

	Financial-(5.1)%
(810)	Aspen Insurance Holdings, Ltd.	(20,841)
(670)	Axis Capital Holdings, Ltd.	(20,743)
(3,445)	BancorpSouth, Inc.	(42,753)
(5,075)	Beneficial Mutual Bancorp, Inc.	(41,691)
(6,190)	China Real Estate Information Corp., ADR	(44,197)
(4,055)	E-House China Holdings, Ltd., ADR	(39,780)
(110)	Fairfax Financial Holdings, Ltd.	(44,125)
(2,480)	Flagstone Reinsurance Holdings SA	(20,906)
(2,545)	Forestar Group, Inc.	(41,814)
(390)	Greenhill & Co., Inc.	(20,990)
(975)	Healthcare Realty Trust, Inc., REIT	(20,114)
(3,775)	Hersha Hospitality Trust, REIT	(21,027)
(2,525)	Hudson City Bancorp, Inc.	(20,680)
(1,100)	KBW, Inc.	(20,570)
(1,970)	Netspend Holdings, Inc.	(19,700)
(1,735)	Old Republic International Corp.	(20,386)
(1,730)	Oriental Financial Group, Inc.	(22,300)
(300)	PartnerRe, Ltd.	(20,655)
(740)	Pico Holdings, Inc.	(21,460)
(1,065)	State Bank Financial Corp.	(17,434)

		(542,166)

	Industrial-(2.9)%
(7,110)	A123 Systems, Inc.	(37,825)
(2,625)	AU Optronics Corp., ADR	(18,060)
(3,555)	Heckmann Corp.	(21,472)

Annual Report | June 30, 2011	25

Schedule of Investments	James Long-Short Fund
June 30, 2011

Shares		Value
	Industrial (continued)
(1,675)	Masco Corp.	$(20,150)
(1,035)	Mobile Mini, Inc.	(21,932)
(2,110)	Quanta Services, Inc.	(42,622)
(1,355)	Swift Transportation Co.	(18,360)
(665)	Tesla Motors, Inc.	(19,372)
(1,395)	USG Corp.	(20,004)
(1,090)	Vulcan Materials Co.	(41,998)
(1,935)	Westport Innovations, Inc.	(46,479)

		(308,274)

	Technology-(7.3)%
(1,665)	Amylin Pharmaceuticals, Inc.	(22,244)
(800)	BioMarin Pharmaceutical, Inc.	(21,768)
(855)	Concur Technologies, Inc.	(42,810)
(615)	Cree, Inc.	(20,658)
(1,065)	Dendreon Corp.	(42,004)
(855)	DigitalGlobe, Inc.	(21,725)
(2,480)	Emulex Corp.	(21,328)
(2,025)	Enzon Pharmaceuticals, Inc.	(20,351)
(540)	HeartWare International, Inc.	(40,003)
(1,685)	Human Genome Sciences, Inc.	(41,350)
(1,255)	InterXion Holding NV	(19,001)
(4,560)	Isis Pharmaceuticals, Inc.	(41,770)
(4,032)	Longtop Financial Technologies, Ltd., Sponsored ADR(b)(c)	(62,456)
(780)	MakeMyTrip, Ltd.	(19,110)
(4,585)	Micromet, Inc.	(26,318)
(555)	NetSuite, Inc.	(21,756)
(960)	Pegasystems, Inc.	(44,688)
(555)	QLIK Technologies, Inc.	(18,903)
(2,955)	Rambus, Inc.	(43,379)
(390)	Regeneron Pharmaceuticals, Inc.	(22,117)
(1,080)	SBA Communications Corp., Class A	(41,246)
(955)	ServiceSource International, Inc.	(21,220)
(555)	Shanda Interactive Entertainment, Ltd., Sponsored ADR	(21,539)
(645)	SuccessFactors, Inc.	(18,963)
(1,220)	Universal Display Corp.	(42,810)
(1,205)	Velti PLC	(20,377)

		(779,894)

TOTAL COMMON STOCKS SOLD SHORT		(2,874,010)

TOTAL SECURITIES SOLD SHORT-(26.8)%
(Proceeds $(2,761,994))		$(2,874,010)

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $3,019,503.
(b)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(c)	Fair valued security under procedures approved by the Fund’s Board of Trustees.

26	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2011

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid security is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
06/28/11	Longtop Financial Technologies, Ltd., Sponsored ADR(c)	$(58,826)	$(62,456)	(0.58)%

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law

SAB de CV - Sociedad Anonima de Capital Variable

See Notes to Financial Statements.

Annual Report | June 30, 2011	27

Statements of Assets and Liabilities	James Advantage Funds
June 30, 2011

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
ASSETS:

Investment securities:
At cost	$912,475,394	$54,697,852	$9,971,428	$8,376,598	$9,651,407

At value	$1,036,350,963	$77,633,982	$12,779,523	$9,381,979	$9,868,351
Segregated cash with brokers	–	–	–	–	2,075,675
Cash	21,042,077	5,784,162	1,006,096	1,035,617	5,759,413
Dividends and interest receivable	5,765,987	31,625	13,845	6,546	12,957
Receivable for securities sold	1,886,712	–	306,507	–	–
Receivable for securities sold short	–	–	–	–	814,995
Receivable for capital shares sold	5,397,075	434,460	–	–	–
Other assets	42,054	–	–	–	–
Total Assets	1,070,484,868	83,884,229	14,105,971	10,424,142	18,531,391

LIABILITIES:

Payable for securities sold short (proceeds $2,761,994)	–	–	–	–	2,874,010
Payable for dividends on securities sold short	–	–	–	–	501
Payable for capital shares redeemed	702,066	89,327	–	–	–
Payable for securities purchased	179,163	2,195,900	688,065	668,746	4,932,967
Accrued expenses:
Management fees	613,198	78,264	12,297	10,583	4,618
12b-1 distribution and service fees	187,890	15,857	2,663	–	923
Other payables	236,044	68	5	–	54
Total Liabilities	1,918,361	2,379,416	703,030	679,329	7,813,073
Net Assets	$1,068,566,507	$81,504,813	$13,402,941	$9,744,813	$10,718,318

NET ASSETS CONSIST OF:

Paid-in capital	$926,253,445	$106,872,660	$11,086,319	$8,704,045	$10,613,734
Accumulated/(overdistributed) net investment income/(loss)	115,561	(148,786)	71,646	(3,022)	–
Accumulated net realized gain/(loss) on investments and translation of assets and liabilities denominated in foreign currency	18,315,473	(48,155,191)	(563,119)	38,409	(344)
Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	123,882,028	22,936,130	2,808,095	1,005,381	104,928
Net Assets	$1,068,566,507	$81,504,813	$13,402,941	$9,744,813	$10,718,318

See Notes to Financial Statements.

28	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2011

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES(a):

Net assets	$937,696,114	$81,504,813	$13,402,941	$9,744,813	$10,718,318
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	45,395,610	3,413,671	1,177,957	817,885	1,060,883
Net assets value, offering price and redemption price per share	$20.66	$23.88	$11.38	$11.91	$10.10

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$130,870,393	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	6,350,654	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$20.61	N/A	N/A	N/A	N/A

(a)

James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund do not have a share class and will be presented as Retail Class shares throughout this annual report for financial reporting presentation purposes only.

See Notes to Financial Statements.

Annual Report | June 30, 2011	29

Statements of Operations	James Advantage Funds
For the Year or Period Ended June 30, 2011

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund(a)	James Long-Short Fund(b)
INVESTMENT INCOME:

Dividends (Net of withholding taxes of $97,097, $6,680, $488, $3,380 and $43, respectively)	$6,734,672	$1,301,256	$207,575	$78,618	$2,457
Interest	12,589,881	3	–	–	266
Other income	923,000	–	–	–	–
Total Investment Income	20,247,553	1,301,259	207,575	78,618	2,723

EXPENSES:

Management fees	6,114,147	925,436	146,302	86,820	4,871
12b-1 distribution and service fees - Retail Class	1,883,694	187,567	31,740	–	974
Dividend and interest expense on securities sold short	–	–	–	–	880
Administration fee	587,691	–	–	–	–
Custodian fees	85,549	–	–	–	–
Professional fees	177,767	–	–	–	–
Trustee fees	12,742	12,400	12,400	12,400	–
Registration fees	142,232	–	–	–	–
Shareholder report printing and mailing	145,263	–	–	–	–
Other expenses	111,108	–	–	–	–
Total Expenses	9,260,193	1,125,403	190,442	99,220	6,725
Net Investment Income/(Loss)	10,987,360	175,856	17,133	(20,602)	(4,002)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain from:
Security transactions	29,778,657	11,460,628	1,078,644	55,986	2
Foreign currency transactions	38,704	–	–	–	–
Net change in unrealized appreciation on investments	67,414,465	11,746,072	2,428,716	1,005,381	216,944
Net change in unrealized depreciation on securities sold short	–	–	–	–	(112,016)
Net change in unrealized appreciation on foreign currency translation	26,745	–	–	–	–
Net Realized and Unrealized Gain on Investments	97,258,571	23,206,700	3,507,360	1,061,367	104,930
Net Increase in Net Assets Resulting from Operations	$108,245,931	$23,382,556	$3,524,493	$1,040,765	$100,928

(a)	Fund commenced operations on July 1, 2010.
(b)	Fund commenced operations on May 23, 2011.

See Notes to Financial Statements.

30	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

FROM OPERATIONS:

Net investment income	$10,987,360	$9,547,957
Net realized gain from security transactions, securities sold short and foreign currency transactions	29,817,361	5,346,478
Net change in unrealized appreciation on investments and foreign currency translation	67,441,210	44,983,967
Net Increase in net assets resulting from operations	108,245,931	59,878,402

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
Dividends from net investment income	(9,200,356)	(9,298,072)
Dividends from net realized gains on investments	(5,605,358)	–
Institutional Class:
Dividends from net investment income	(1,681,618)	(362,971)
Dividends from net realized gains on investments	(647,555)	–
Decrease in net assets from distributions to shareholders	(17,134,887)	(9,661,043)

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	412,093,247	195,339,486
Net asset value of shares issued in reinvestment of distributions to shareholders	14,012,602	8,569,772
Payments for shares redeemed	(142,784,534)	(219,698,279)
Net increase/(decrease) in net assets from Retail Class capital share transactions	283,321,315	(15,789,021)

Institutional Class Shares:
Proceeds from shares sold	75,940,296	62,062,337
Net asset value of shares issued in reinvestment of distributions to shareholders	1,372,732	234,585
Payments for shares redeemed	(16,355,839)	(1,021,374)
Net increase in net assets from Institutional Class capital share transactions	60,957,189	61,275,548
Total Increase in Net Assets	435,389,548	95,703,886

NET ASSETS:

Beginning of year	633,176,959	537,473,073
End of year	$1,068,566,507	$633,176,959

Accumulated Net Investment Income	$115,561	$1,473,656

See Notes to Financial Statements.

Annual Report | June 30, 2011	31

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	20,626,826	10,835,523
Shares issued in reinvestment of distributions to shareholders	697,794	472,356
Shares redeemed	(7,175,417)	(12,252,105)
Net increase/(decrease) in shares outstanding	14,149,203	(944,226)
Shares outstanding, beginning of year	31,246,407	32,190,633
Shares outstanding, end of year	45,395,610	31,246,407

Institutional Class Shares:
Shares sold	3,784,441	3,346,833
Shares issued in reinvestment of distributions to shareholders	68,068	12,778
Shares redeemed	(813,206)	(55,146)
Net increase in shares outstanding	3,039,303	3,304,465
Shares outstanding, beginning of year	3,311,351	6,886
Shares outstanding, end of year	6,350,654	3,311,351

See Notes to Financial Statements.

32	www.jamesfunds.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

FROM OPERATIONS:

Net investment income	$175,856	$70,765
Net realized gain from security transactions	11,460,628	4,815,460
Net change in unrealized appreciation on investments	11,746,072	15,433,671
Net Increase in net assets resulting from operations	23,382,556	20,319,896

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
Dividends from net investment income	(120,000)	–
Dividends from tax return of capital	–	(70,676)
Decrease in net assets from distributions to shareholders	(120,000)	(70,676)

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	20,729,996	14,350,027
Net asset value of shares issued in reinvestment of distributions to shareholders	116,325	68,734
Payments for shares redeemed	(28,046,892)	(69,026,196)
Net decrease in net assets from Retail Class capital share transactions	(7,200,571)	(54,607,435)
Total Increase/(Decrease) in Net Assets	16,061,985	(34,358,215)

NET ASSETS:

Beginning of year	65,442,828	99,801,043
End of year	$81,504,813	$65,442,828

Accumulated Net Investment Loss	$(148,786)	$–

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	992,906	867,468
Shares issued in reinvestment of distributions to shareholders	5,446	3,819
Shares redeemed	(1,322,978)	(4,173,574)
Net decrease in shares outstanding	(324,626)	(3,302,287)
Shares outstanding, beginning of year	3,738,297	7,040,584
Shares outstanding, end of year	3,413,671	3,738,297

See Notes to Financial Statements.

Annual Report | June 30, 2011	33

Statements of Changes in Net Assets	James Mid Cap Fund

	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010

FROM OPERATIONS:

Net investment income	$17,133	$12,399
Net realized gain/(loss) from security transactions	1,078,644	(216,255)
Net change in unrealized appreciation on investments	2,428,716	918,310
Net Increase in net assets resulting from operations	3,524,493	714,454

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
Dividends from net investment income	(48,621)	(12,277)
Decrease in net assets from distributions to shareholders	(48,621)	(12,277)

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	3,641,912	5,405,499
Net asset value of shares issued in reinvestment of distributions to shareholders	47,281	12,253
Payments for shares redeemed	(3,259,497)	(1,060,850)
Net increase in net assets from Retail Class capital share transactions	429,696	4,356,902
Total Increase in Net Assets	3,905,568	5,059,079

NET ASSETS:

Beginning of year	9,497,373	4,438,294
End of year	$13,402,941	$9,497,373

Accumulated Net Investment Income	$71,646	$1,974

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	375,514	603,659
Shares issued in reinvestment of distributions to shareholders	4,434	1,374
Shares redeemed	(307,726)	(129,051)
Net increase in shares outstanding	72,222	475,982
Shares outstanding, beginning of year	1,105,735	629,753
Shares outstanding, end of year	1,177,957	1,105,735

See Notes to Financial Statements.

34	www.jamesfunds.com

James Micro Cap Fund	Statements of Changes in Net Assets

For the Year Ended June 30, 2011(a)

FROM OPERATIONS:

Net investment loss	$(20,602)
Net realized gain from security transactions	55,986
Net change in unrealized appreciation on investments	1,005,381

Net Increase in net assets resulting from operations	1,040,765

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	8,959,456
Payments for shares redeemed	(255,408)

Net increase in net assets from Retail Class capital share transactions	8,704,048

Total Increase in Net Assets	9,744,813

NET ASSETS:

Beginning of year	–

End of year	$9,744,813

Accumulated Net Investment Loss	$(3,022)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	839,625
Shares redeemed	(21,740)

Net increase in shares outstanding	817,885

Shares outstanding, beginning of year	–

Shares outstanding, end of year	817,885

(a)	Fund commenced operations on July 1, 2010.

See Notes to Financial Statements.

Annual Report | June 30, 2011	35

Statements of Changes in Net Assets	James Long-Short Fund

For the Period Ended June 30, 2011(a)

FROM OPERATIONS:

Net investment loss	$(4,002)
Net realized gain from security transactions	2
Net change in unrealized appreciation on investments and securities sold short	104,928

Net Increase in net assets resulting from operations	100,928

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	10,619,105
Payments for shares redeemed	(1,715)

Net increase in net assets from Retail Class capital share transactions	10,617,390

Total Increase in Net Assets	10,718,318

NET ASSETS:

Beginning of period	–

End of period	$10,718,318

Accumulated Net Investment Income	$–

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	1,061,053
Shares redeemed	(170)

Net increase in shares outstanding	1,060,883

Shares outstanding, beginning of period	–

Shares outstanding, end of period	1,060,883

(a)	Fund commenced operations on May 23, 2011.

See Notes to Financial Statements.

36	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009		For the Year Ended June 30, 2008	For the Year Ended June 30, 2007

Net asset value - beginning of year	$18.32	$16.69	$18.09		$18.33	$17.32
Income/(Loss) from investment operations:
Net investment income	0.24	0.30	0.28		0.40	0.39
Net realized and unrealized gain/(loss) on investments	2.50	1.63	(1.40)		0.11	1.34
Total from investment operations	2.74	1.93	(1.12)		0.51	1.73

Less distributions:
From net investment income	(0.24)	(0.30)	(0.28)		(0.40)	(0.40)
From net realized gain on investments	(0.16)	–	(0.00	) (a)	(0.35)	(0.32)
Total distributions	(0.40)	(0.30)	(0.28)		(0.75)	(0.72)
Net asset value at end of year	$20.66	$18.32	$16.69		$18.09	$18.33

Total return	15.01%	11.60%	(6.19)%		2.76%	10.13%

Net assets, end of year (in thousands)	$937,696	$572,484	$537,358		$478,694	$341,664

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.12%	1.19%	1.16%		1.18%	1.18%
Ratio of net investment income to average net assets	1.27%	1.68%	1.68%		2.20%	2.24%
Portfolio turnover rate	36%	31%	72%		53%	92%

(a)	Amount rounds to less than $(0.005) per share.

See Notes to Financial Statements.

Annual Report | June 30, 2011	37

Financial Highlights	James Balanced: Golden Rainbow Fund – Institutional Class
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Period Ended June 30, 2009 (a)
Net asset value - beginning of year or period	$18.33	$16.69	$14.80
Income from investment operations:
Net investment income	0.32	0.34	0.09
Net realized and unrealized gain on investments	2.47	1.65	1.94
Total from investment operations	2.79	1.99	2.03

Less distributions:
From net investment income	(0.35)	(0.35)	(0.14)
From net realized gain on investments	(0.16)	–	–
Total distributions	(0.51)	(0.35)	(0.14)
Net asset value at end of year or period	$20.61	$18.33	$16.69

Total return	15 .27%	11.94%	13.75	%(b)

Net assets, end of year or period (in thousands)	$130,870	$60,693	$115

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.87%	1.06%	0.95%	(c)
Ratio of net investment income to average net assets	1.52%	2.06%	1.63%	(c)
Portfolio turnover rate	36%	31%	72%	(b)

(a)	Represents the period from commencement of operations (March 2, 2009) through June 30, 2009.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

38	www.jamesfunds.com

James Small Cap Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007

Net asset value - beginning of year	$17.51	$14.18	$20.04	$24.56	$23.28
Income/(Loss) from investment operations:
Net investment income	0.05	0.02	0.06	0.10	0.11
Net realized and unrealized gain/(loss) on investments	6.35	3.33	(5.86)	(4.52)	1.50

Total from investment operations	6.40	3.35	(5.80)	(4.42)	1.61

Less distributions:
From net investment income	(0.03)	–	(0.06)	(0.10)	(0.11)
From net realized gain on investments	–	–	–	–	(0.22)
From tax return of capital	–	(0.02)	–	–	–

Total distributions	(0.03)	(0.02)	(0.06)	(0.10)	(0.33)

Paid-in capital from redemption fees(a)	–	–	–	–	0.00	(b)

Net asset value at end of year	$23.88	$17.51	$14.18	$20.04	$24.56

Total return	36.59%	23.61%	(28.91)%	(18.03)%	6 .97%

Net assets, end of year (in thousands)	$81,505	$65,443	$99,801	$177,915	$327,467

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.23%	0.08%	0.37%	0.42%	0.54%
Portfolio turnover rate	60%	38%	46%	54%	104%

(a)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | June 30, 2011	39

Financial Highlights	James Mid Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008		For the Year Ended June 30, 2007(a)

Net asset value-beginning of year	$8.59	$7.05	$10.66	$11.70		$10.00
Income/(Loss) from investment operations:
Net investment income	0.01	0.02	0.03	0.00	(b)	0.04
Net realized and unrealized gain/(loss) on investments	2.82	1.54	(3.61)	(1.01)		1.70

Total from investment operations	2.83	1.56	(3.58)	(1.01)		1.74

Less distributions:
From net investment income	(0.04)	(0.02)	(0.03)	(0.01)		–
From net realized gain on investments	–	–	–	(0.02)		(0.04)

Total distributions	(0.04)	(0.02)	(0.03)	(0.03)		(0.04)

Paid-in capital from redemption fees(c)	–	–	–	–		0.00	(b)

Net asset value at end of year	$11.38	$8.59	$7.05	$10.66		$11.70

Total return	32 .97%	22.13%	(33.51)%	(8.61)%		17.41%

Net assets, end of year (in thousands)	$13,403	$9,497	$4,438	$6,002		$6,441

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.48%		1.49%
Ratio of net investment income to average net assets	0.13%	0.24%	0.48%	0.01%		0.40%
Portfolio turnover rate	56%	37%	38%	55%		53%

(a)	Fund commenced operations on June 30, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

See Notes to Financial Statements.

40	www.jamesfunds.com

James Micro Cap Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

For the Year Ended June 30, 2011(a)

Net asset value - beginning of year	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	1.94
Total from investment operations	1.91
Less distributions:
From net investment income	–
From net realized gain on investments	–
Total distributions	–
Net asset value at end of year	$11.91

Total return	19.10%

Net assets, end of year (in thousands)	$9,745

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%
Ratio of net investment loss to average net assets	(0.31%)
Portfolio turnover rate	69%

(a)	Fund commenced operations on July 1, 2010.

See Notes to Financial Statements.

Annual Report | June 30, 2011	41

Financial Highlights	James Long-Short Fund
For a share outstanding throughout the period indicated.

	For the Period Ended June 30, 2011(a)

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.00)	(b)
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.10
Less distributions:
From net investment income	–
From net realized gain on investments	–
Total distributions	–
Net asset value at end of period	$10.10

Total return	1.00	%(c)

Net assets, end of period (in thousands)	$10,718

Ratios/Supplemental Data:
Ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short	1.50%	(d)
Ratio of dividend and interest expense on securities sold short	0.23%	(d)
Ratio of net expenses to average net assets	1.73%	(d)
Ratio of net investment loss to average net assets	(1.03%)	(d)
Portfolio turnover rate	0%	(c)

(a)	Fund commenced operations on May 23, 2011.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

42	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2011

1.	GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

James Balanced: Golden Rainbow Fund, James Small Cap Fund and James Mid Cap Fund are each a diversified series of James Advantage Funds (the “Trust”), and James Micro Cap Fund and James Long-Short Fund are each a non-diversified series of the Trust (individually a “Fund,” collectively the “Funds”). The Trust is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”). James Balanced: Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, James Balanced: Golden Rainbow Fund was restructured through a tax-free reorganization as a series of the Trust. The James Small Cap Fund commenced its public offering of shares on October 2, 1998. The James Mid Cap Fund commenced its public offering of shares on June 30, 2006. Effective March 2, 2009, James Balanced: Golden Rainbow began offering a new class of shares: the Institutional Class. The initial class of shares is now referred to as the Retail Class. Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust). The James Micro Cap Fund commenced its public offering of shares on July 1, 2010. The James Long-Short Fund commenced its public offering of shares on May 23, 2011.

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Securities Valuation

The Funds’ portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business and on any other day that the Fair Valuation Policy would dictate. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price (“NOCP”) for all NASDAQ National Market (“NNM”) and NASDAQ Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, or when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities. Fixed income securities will be valued by an independent, recognized pricing service, which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost

Annual Report | June 30, 2011	43

Notes to Financial Statements	James Advantage Funds
June 30, 2011

method of valuation, which the Board of Trustees has determined will approximate fair value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. In computing the net asset value of the Funds by the fund accounting service provider, ALPS Fund Services, Inc., the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of each Fund that holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund’s share price will be taken into account by the Adviser, subject to review by the Board of Trustees, in the determination of the value of those securities.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	quoted prices in active markets for identical securities
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the reporting date are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$366,522,383	$–	$–	$366,522,383
Closed-End Funds	857,210	–	–	857,210
Exchange Traded Funds	15,475,160	–	–	15,475,160
Exchange Traded Notes	161,184	–	–	161,184
Preferred Stocks	236,310	–	–	236,310
Corporate Bonds	–	41,974,036	–	41,974,036
Mortgage Backed Securities	–	10,029,713	–	10,029,713
U.S. Government Agencies	–	4,216,405	–	4,216,405
U.S. Treasury Bonds & Notes	530,084,959	–	–	530,084,959
Foreign Bonds	–	40,148,192	–	40,148,192
Municipal Bonds	–	26,645,411	–	26,645,411
Total	$913,100,896	$123,250,067	$–	$1,036,350,963

44	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2011

	000000000000000	000000000000000	000000000000000	000000000000000
James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$75,434,660	$–	$–	$75,434,660
Short Term Investments	2,199,322	–	–	2,199,322
Total	$77,633,982	$–	$–	$77,633,982

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,561,993	$–	$–	$12,561,993
Exchange Traded Funds	217,530	–	–	217,530
Total	$12,779,523	$–	$–	$12,779,523

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$9,182,041	$–	$–	$9,182,041
Short Term Investments	199,938	–	–	199,938
Total	$9,381,979	$–	$–	$9,381,979

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$5,600,039	$–	$–	$5,600,039
U.S. Treasury Bonds & Notes	4,268,312	–	–	4,268,312
Total	$9,868,351	$–	$–	$9,868,351

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(2,811,554)	$–	$(62,456)	$(2,874,010)
Total	$(2,811,554)	$–	$(62,456)	$(2,874,010)

*	For Detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

The following is a reconciliation of the other financial instruments in which significant unobservable inputs (Level 3) were used in determining fair value:

James Long-Short Fund

Securities Sold Short	Balance as of June 30, 2010	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation) (a)	Net purchases/ (sales) (a)	Transfer in and/or (out) of Level 3	Balance as of June 30, 2011	Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 other financial instruments still held at June 30, 2011
Common Stock	$–	$–	$(3,630)	$(58,826)	$–	$(62,456)	$(3,630)
Total	$–	$–	$(3,630)	$(58,826)	$–	$(62,456)	$(3,630)

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on securities sold short in the Statement of Operations, applicable.

For the year or period ended June 30, 2011, the Funds did not have any significant transfers between Level 1 and Level 2 securities.

For the year or period ended June 30, 2011, the Funds, other than James Long-Short Fund, did not have any securities which used significant unobservable inputs (Level 3) used in determining fair value.

Annual Report | June 30, 2011	45

Notes to Financial Statements	James Advantage Funds
June 30, 2011

Securities Transactions

Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2011 the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Short Sales and Segregated Cash

The James Long-Short Fund actively sells short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. If a security sold short pays a dividend while the Fund is short that security, the Fund will pay the dividend and record that amount as an expense.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund annually, except for the Golden Rainbow Fund, which distributes net investment income quarterly. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the exdividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Accordingly, temporary overdistributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from security transactions, where applicable.

Distributions received from Limited Partnership investments of a fund are recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Allocations

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010- 06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures. Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the

46	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2011

fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3; and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010, of which management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures. All other disclosures required by ASU 2010-06 have been adopted by the Funds, and are reflected in these financial statements.

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”), which includes amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a charge in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed by management, but is not expected to have a material impact to the Funds’ financials statements.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Therefore, no federal tax provision is required. During the year ended June 30, 2011, none of the Funds recorded a liability for any uncertain tax positions in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction. For the years ended June 30, 2008 through June 30, 2011, the Funds’ returns are still open to examination by the appropriate taxing authority.

The tax character of distributions paid for the year or period ended June 30, 2011 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund(1)
Distributions paid from Ordinary Income	$10,881,974	$120,000	$48,621	$–	$–
Distributions paid from Long- Term Capital Gains	6,252,913	–	–	–	–
Distributions paid from Return of Capital	–	–	–	–	–
Total	$17,134,887	$120,000	$48,621	$–	$–

(1) Fund commenced operations on May 23, 2011.

The tax character of distributions paid for the year ended June 30, 2010 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Distributions paid from Ordinary Income	$9,661,043	$–	$12,277	N/A	N/A
Distributions paid from Long-Term Capital Gains	–	–	–	N/A	N/A
Distributions paid from Return of Capital	–	70,676	–	N/A	N/A
Total	$9,661,043	$70,676	$12,277	N/A	N/A

Annual Report | June 30, 2011	47

Notes to Financial Statements	James Advantage Funds
June 30, 2011

The following information is computed on a tax basis for each item as of June 30, 2011:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Tax cost of portfolio investments	$912,598,849	$54,215,548	$9,971,428	$8,382,192	$9,651,407

Gross unrealized appreciation	129,376,116	24,026,334	2,909,425	1,457,870	232,652
Gross unrealized depreciation	(5,624,002)	(607,900)	(101,330)	(458,083)	(15,708)
Net appreciation/depreciation of foreign Currency	6,459	–	–	–	(112,016)
Net unrealized appreciation/ depreciation	123,758,573	23,418,434	2,808,095	999,787	104,928
Accumulated capital gains/(losses)	18,438,928	(48,786,281)	(563,119)	2,528	(344)
Undistributed net investment income	115,561	–	71,646	38,453	–
Accumulated earnings/deficit	142,313,062	(25,367,847)	2,316,622	1,040,768	104,584

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

During the year ended June 30, 2011, James Balanced: Golden Rainbow Fund, James Small Cap Fund and James Mid Cap Fund each utilized capital loss carryovers in the amount of $5,485,393, $11,364,484 and $905,728, respectively.

The capital loss carryforwards remaining as of June 30, 2011 in the table below expire as follows:

	Amount	Expiration Date
James Small Cap Fund	$5,875,060	June 30, 2016
	20,300,717	June 30, 2017
	22,470,686	June 30, 2018
James Mid Cap Fund	$563,119	June 30, 2018

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of Capital Accounts: Reclassifications result primarily from the difference in the tax treatment of net investment losses and distributions in excess of net investment income. The following reclassifications have been made on the Statements of Assets and Liabilities and have no impact on the net assets or net asset value of the Funds:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Paid In-Capital	$(766)	$(19,957)	$16,499	$(3)	$(3,656)
Undistributed/ (Over distributed) Net Investment Income	(517,379)	(204,642)	101,160	17,580	4,002
Accumulated Net Realized Gains (Losses)	518,145	224,599	(117,659)	(17,577)	(346)

2. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year or period ended June 30, 2011 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$387,966,184	$124,324,179
James Long-Short Fund(1)	4,272,313	–

(1) Fund commenced operations on May 23, 2011.

Purchases and sales (including maturities) of investments in other securities for the year or period ended June 30, 2011 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$241,674,106	$170,414,247
James Small Cap Fund	41,030,978	44,882,096
James Mid Cap Fund	7,320,788	6,740,548
James Micro Cap Fund	12,506,567	4,384,810
James Long-Short Fund(1)	5,379,540	–

(1) Fund commenced operations on May 23, 2011.

For the period ended June 30, 2011, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $0 and $2,761,994, respectively, for the James Long-Short Fund.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. James Balanced: Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets for assets up to and including $500 million; at the annual rate of 0.70% of the average daily net assets for assets from $500 million up to and including $1 billion; at the annual rate of 0.65% of the average daily net assets for assets from $1

48	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2011

billion up to and including $2 billion; and at the annual rate of 0.60% of the average daily net assets for assets over $2 billion. James Balanced: Golden Rainbow Fund is responsible for the payment of all of its operating expenses.

James is authorized to receive a fee equal to an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund, James Mid Cap Fund and the James Long-Short Fund, respectively, for assets up to and including $500 million; 1.20% of average daily assets for assets from $500 million up to and including $1 billion; 1.15% of the average daily assets for assets from $1 billion to and including $2 billion; and 1.10% of the daily average net assets over $2 billion. James is authorized to receive a fee equal to 1.50% of James Micro Cap Fund average daily assets for assets up to and including $500 million and 1.45% of average daily assets for assets over $500 million. Advisory fees for the James Small Cap, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested person trustees incurred by the applicable Fund.

James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short) and 12b-1 expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as Transfer Agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out of pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James, for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

Plans of Distribution

Each Fund (only the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to

James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor, Unified Financial Services, Inc., verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. For the year ended June 30, 2011, $1,883,694, $187,567, $31,741 and $974 was paid to James on behalf of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund and James Long-Short Fund, respectively, pursuant to the Plans.

4. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from June 30, 2011, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

On July 19, 2011, ALPS Holdings, Inc. (“ALPS”) and its various subsidiaries (including ALPS Fund Services, Inc. and ALPS Distributors, Inc.), entered into a merger agreement (“Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a specified percentage of the annualized revenue of ALPS and its subsidiaries. ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

Annual Report | June 30, 2011	49

Report of Independent Registered Public Accounting Firm	James Advantage Funds

To the Shareholders and Board of Trustees of the James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, of the James Advantage Funds (the “Funds”), comprised of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund as of June 30, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the James Advantage Funds as of June 30, 2011, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio

August 24, 2011

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James Advantage Funds	Additional Information
June 30, 2011 (Unaudited)

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended June 30, 2011 qualify for the corporate dividends received deduction:

James Balanced: Golden Rainbow Fund	50.63%
James Small Cap Fund	100.00%
James Mid Cap Fund	43.07%

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330.

ADVISORY AGREEMENT APPROVAL

The James Balanced: Golden Rainbow Fund

The James Small Cap Fund

The James Mid Cap Fund

The James Micro Cap Fund

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Management Agreements with James Investment Research, Inc. (the “Adviser”) for The James Balanced: Golden Rainbow Fund, The James Small Cap Fund, The James Mid Cap Fund and The James Micro Cap Fund at a meeting on February 23, 2011.

The Independent Trustees were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in executive session with such counsel at which no representatives of management or the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Management Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered for each Fund the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; any profits realized by the Adviser; the Adviser’s compliance policies; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Agreement.

At the February 23, 2011 Board meeting, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Management Agreements for the Funds. He reviewed the services provided by the Adviser to the Funds, as well as a comparison of the advisory services provided to other clients. He noted that the Adviser spends more time servicing the Funds’ shareholders than many other mutual fund advisers do. He reported that there were no material changes in the structure or relationships of the Adviser.

The representative next reviewed with the Trustees the average total returns of each Fund through December 31, 2010 (one year, three years and five years, to the extent applicable), and the expense ratios and management fees of each Fund through September 30, 2010, with a peer group of Funds with the same, or very similar, investment objectives and strategies. He reminded the Trustees that the peer groups were the same peer groups as had been used for comparison purposes at prior Board meetings, noting that each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size. He also reviewed comparisons of the Funds’ performance with their respective benchmarks.

The Trustees then discussed each Fund’s performance. With regard to Balanced: Golden Rainbow Fund, they noted that the Fund’s Retail Class had outperformed its peer group average and its benchmark for the one-, three-, five- and ten-year periods and continues to receive recognition as one of the top performing balanced funds. For the Small Cap Fund, the Trustees noted that the Fund had outperformed its peer group average and its benchmark for the one-year period and its benchmark for the 10-year period, but underperformed its peer group average and its benchmark for the three-and five-year periods and its peer group average for the ten-year period. The Trustees then noted that the Mid Cap Fund had substantially outperformed its peer group average and slightly underperformed its benchmark for the one-year period, and had slightly underperformed its peer group average and underperformed its benchmark for the three-year period and since inception (June 30, 2006). For the Micro Cap Fund, the Trustees noted that the Fund had underperformed its peer group average and its benchmark since inception (July 1, 2010), but noted that this was only a six-month period and that much of the underperformance was due to the timing of new money coming into the Fund and resultant cash that took time to invest in a rising market. At the conclusion of their review of the above Funds’ performance, the Trustees noted that the Adviser regularly analyzes each Fund’s performance, and may make changes in the weight it gives certain factors as a result of the analysis. They remarked on the improved performance of The James Small Cap Fund and The James Mid Cap Fund, which they in part attributed to adjustments made by the Adviser.

Annual Report | June 30, 2011	51

Additional Information	James Advantage Funds
June 30, 2011 (Unaudited)

A representative of the Adviser then reviewed a description of the other services provided to the Funds. He reviewed the marketing services provided, pointing out that the cost of those services was in part reimbursed through the Funds’ 12b-1 plans, and emphasized that the Adviser is fully committed to marketing the Funds. The independent legal counsel noted that the Trustees could not take into consideration any marketing expenses incurred by the Adviser in determining whether the management fee for any Fund is reasonable. A representative of the Adviser reminded the Trustees that an officer of the Adviser serves as the Chief Compliance Officer (“CCO”) of the Funds and that the Adviser pays the CCO costs of the Funds pursuant to the Management Agreements. He also pointed out that the Adviser monitors the expenses of each Fund and gives careful attention to the allocation of expenses among the Funds. He also noted that the Adviser provides a great deal of individualized attention to the Funds’ shareholders.

The representative then reviewed the management fee and expense ratio for each Fund, and compared the fee and expense ratio with the median and average fees and expense ratios of the Fund’s respective peer group. He noted that the expense ratio was more meaningful than the management fee for all of the Funds, except The Balanced: Golden Rainbow Fund, because those Funds have a universal fee structure where the Adviser pays all of the expenses of the Fund and is compensated with a higher management fee. He further noted that most of the funds in the peer group comparisons do not share this structure. In this regard, the Trustees noted that they thought the appropriate comparison for all of the Funds, except The Balanced: Golden Rainbow Fund, was the total expense ratio, due to the fact that the Funds had a universal fee structure. The Trustees further noted that some of the funds in the peer groups were one class of a fund that has many classes, and thus benefit from economies of scale provided by the other classes. Based on their review, the Trustees concluded that the management fees for each of the Funds appeared reasonable. The Trustees then discussed the management fees of the Funds compared to the fees charged by the Adviser for similar private accounts.

The Trustees indicated that they had reviewed an analysis of the Adviser’s profitability with respect to the Funds during their executive session, as well as information on average profitability of advisers surveyed by a consulting firm. The Trustees reviewed the expense and profitability information, and after a discussion with representatives of the Adviser, concluded that the information provided was adequate for them to determine whether the overall profitability was reasonable. After discussion, the Trustees acknowledged that the profitability levels of those Funds that were profitable to the Adviser were in the acceptable range.

A representative of the Adviser then reminded the Trustees that the Adviser had added breakpoints in the management fee for each of the Funds. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the existing breakpoints should pass on the benefits of any economies of scale to shareholders.

The Trustees then reviewed other benefits that might be realized by the Adviser as a result of its relationship with the Funds. A representative of the Adviser noted that the Adviser does not have any soft dollar arrangements with broker-dealers. He acknowledged that the Adviser benefits from its association with the Funds and that it currently benefits from favorable press generated by the Funds.

The Trustees then indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements. The Trustees stated that they were satisfied with the Adviser’s and each Fund’s performance, and they complimented the Adviser on its proactive adjustments in response to its analysis of Fund performance. The Trustees then concluded that, based on their review of the management fees and overall expense comparisons, as well as all information relating to the profitability of the Adviser, that the management fees for each Fund were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees further concluded that the existing fee breakpoints would make each Fund’s management fee reflective of economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser’s personnel are highly qualified, that the Adviser provides excellent services to the Funds and that the extent of the services is consistent with the Board’s expectations.

After further discussion, and based upon their review of the information provided in the Board materials and distributed at the meeting, it was the consensus of the Independent Trustees, and all of the Trustees, that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

The James Long-Short Fund

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Management Agreement with James Investment Research, Inc. (the “Adviser”) for The James Long-Short Fund (the “Fund”) at a meeting on May 20, 2011.

The Independent Trustees were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed approval in executive session with such counsel at which no representatives of management or the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered the nature, extent and qualify of services expected to be provided by the Adviser; the anticipated costs of the services to be provided and anticipated profits to be realized by the Adviser; the Adviser’s compliance policies; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement.

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James Advantage Funds	Additional Information
June 30, 2011 (Unaudited)

At the May 20, 2011 Board meeting, a representative of the Adviser referred the Trustees to the materials that had been provided to them prior to the meeting for purposes of their consideration of the Management Agreement. He reviewed the Adviser’s investment strategy for the Fund with the Trustees, as well as the services provided by the Adviser to the other Funds of the Trust. For performance comparison purposes, he noted that the Adviser did not manage any accounts with objectives and strategies similar to the Fund. He stated, however, that the Adviser had experience using the strategies contemplated for the Fund. He then reviewed the terms of the proposed Management Agreement for the Fund with the Trustees, noting that the fee is structured as a universal fee, as are the fees for most of the other Funds of the Trust. He next reviewed the estimated expense ratio of the Fund compared to its peer group universe approved by the Trustees earlier during the meeting, noting that the Fund’s estimated expense ratio of 1.75% was less than the average of 1.94% for its peer group. The Trustees remarked that the expense ratio was a more meaningful comparison than the advisory fee because the Fund has a universal fee structure where the Adviser pays most of the expenses of the Fund and is compensated with a higher advisory fee. A representative of the Adviser pointed out that the Fund’s management fee has break points designed to make the management fee reflective of economies of scale. He also noted that the Fund would have to reach significant size before it would be profitable to the Adviser.

At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of their experience with the Adviser, the Adviser’s compliance program and Code of Ethics, the proposed expense ratio, and the performance of the other Funds of the Trust were adequate for making a determination regarding the approval of the proposed Management Agreement for the Fund. As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser’s personnel are highly qualified, that the Adviser provides excellent services to the existing Funds of the Trust and that the extent of the services would likewise be appropriate and consistent with the Board’s expectations for the Fund. The Trustees then concluded, based on their review of the management fees and overall expense comparison of the Fund’s peer group, that the proposed management fees for the Fund are reasonable and that the arrangements would not generate excessive profits to the Adviser. The Trustees further concluded that the existing fee breakpoints would make the Fund’s management fee reflective of economies of scale.

After further discussion, and based upon their review of the information provided in the Board materials and distributed at the meeting, it was the consensus of the Independent Trustees, and all of the Trustees, that the approval of the Management Agreement was in the best interests of the Fund and its shareholders.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the year ended June 30, 2011 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

James Balanced: Golden Rainbow Fund	54.56%
James Small Cap Fund	100.00%
James Mid Cap Fund	43.07%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $6,252,913 as long-term capital gains dividends.

Annual Report | June 30, 2011	53

Trustees and Officers	James Advantage Funds
June 30, 2011 (Unaudited)

INTERESTED TRUSTEES
Name/Address/Age	Position(s) With Fund/ Time Served	Principal Occupation by Trustee During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past 5 Years
Barry R. James, CFA James Investment Research, Inc.1349 Fairground Road Beavercreek, OH 45385 Age: 54	President & Trustee since 1997	President and CEO, James Investment Research (2005-Present), Executive Vice President, James Investment Research (2000-2006), CEO, James Capital Alliance (2005- Present) and Director (1992-Present)	5	Director, heart to Honduras Director, FAIR Foundation (2010-Present), Owner – www.mrmicrobusiness.com

INDEPENDENT TRUSTEES
Name/Address/Age*	Position(s) With Fund/ Time Served	Principal Occupation by Trustee During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past 5 Years
Anthony P. D’Angelo Age: 81	Trustee since 1997	Retired, professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	5	None
Leslie L. Brandon Age: 68	Trustee since 2003	Retired partner, Ernst & Young LLP, Columbus, OH (1966 -2000)	5	None
Richard C. Russell Age: 64	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), 2002 -present)	5	Director, Excellence in Motivation (1994-present); Director, Dayton Reliable Tool (1999-present)

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Beavercreek, OH 45385.

OFFICERS
Name/Address/Age	Position(s) With Fund/Time Served/ During Past 5 Years	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Bevercreek, OH 45385 Age: 61	Vice President, Chief Compliance Officer, Treasurer, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc.
JoEllen L. Legg, c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 49	Assistant Secretary since 2010	Vice President and Associate Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and FTAM Distributors, Inc. Ms. Legg is also the Secretary of Financial Investors Trust and Transparent Value Trust, Assistant Secretary of the Stone Harbor Investment Funds and WesMark Funds, and Vice President and Assistant Secretary of the Oak Associates Funds.
Dawn Cotten c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 33	Assistant Treasurer since 2010	Fund Controller of ALPS Fund Services, Inc. Ms. Cotten is also the Assistant Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, RiverNorth Funds and Stonebridge Funds Trust.

54	www.jamesfunds.com

James Advantage Funds	Privacy Policy
June 30, 2011 (Unaudited)

FACTS

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•	Social Security number and wire transfer instructions
•	account transactions and transaction history
•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’ts hare
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

•    open and account or deposit money

•    direct us to buy securities or direct us to sell your securities

•    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    sharing for affiliates’ everyday business purposes - information about your creditworthiness.

•    affiliates from using your information to market to you.

•    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

•    Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • James Advantage Funds does not jointly market.

Annual Report | June 30, 2011	55

Notes	James Advantage Funds

56	www.jamesfunds.com

For information about the Funds, or to make inquiries about the Funds, please call 1-800-99JAMES (1-800-995-2637). www.jamesfunds.com

INVESTMENT ADVISER

James Investment Research, Inc.

P.O. Box 8

Alpha, Ohio 45301

info@jamesfunds.com

CUSTODIAN

U.S. Bank

425 Walnut Street

Cincinnati, Ohio 45202

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

250 East Fifth Street

Suite 1900

Cincinnati, Ohio 45202

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian St.

Suite 300

Indianapolis, Indiana 46208

(Member, FINRA)

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, Ohio 45202

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there were no amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable to this report.

(f) Code of Ethics was filed with registrant’s June 30, 2005 N-CSR and is hereby incorporated by reference with all amendments.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b) For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;
(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(3)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

(c) A person shall have acquired such attributes through:

(1)Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(2)Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(3)Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

(4)Other relevant experience.

(d)

(1) A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.

(2) The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

(3) The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

June 30, 2011	June 30, 2010
$73,500	$65,385

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2011 and June 30, 2010 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b) Audit-Related Fees

	Registrant	Adviser
June 30, 2011	$0	$0
June 30, 2010	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2011 and June 30, 2010 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c) Tax Fees

	Registrant	Adviser
June 30, 2011	$16,700	$0
June 30, 2010	$10,700	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d) All Other Fees

	Registrant	Adviser
June 30, 2011	$0	$0
June 30, 2010	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2011 and June 30, 2010.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	100%	n/a
Tax Fees	100%	n/a
Other Fees	n/a	n/a

(f) Not applicable to registrant.

(g) Aggregate non-audit fees billed by registrant’s accountant:

	Registrant	Adviser
June 30, 2011	$16,700	$0
June 30, 2010	$10,700	$0

(h) The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2011 and June 30, 2010, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5.	Audit Committee of Listed Companies.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics identified in Item 2 of Form N-CSR was filed with registrant’s June 30, 2005 N-CSR and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 11(b) of Form N-CSR are filed herewith.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date: September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date: September 1, 2011

By (Signature and Title)

/s/ Thomas L. Mangan

Thomas L. Mangan

Treasurer, Chief Financial Officer

Date: September 1, 2011